RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

A key component of the Company's business model is to use regional partners in the acquisition of pre-owned vehicles as well as utilize these regional partners to provide inspection, reconditioning and distribution services. Correspondingly, the Company will earn fees and transaction income, and the regional partner may earn incremental revenue and enhance profitability through fees from inspection, reconditioning and distribution programs. In connection with the development of the regional partner program, the Company tested various aspects of the program by utilizing a dealership to which Mr. Chesrown, the Company's Chief Executive Officer has provided financing in the form of a $400,000 convertible promissory note. The note, which could be converted into a 25.0% ownership interest in the Dealer at any time, was to mature on May 1, 2019, with interest payable monthly at 5.0% per annum. This financing arrangement was terminated in April 2018. Revenue recognized by the Company from the Dealer for the year ended December 31, 2018 was $619,193 or .04% of total revenue. Cost of revenue for the Company at December 31, 2018 includes $549,813 or .04% of total cost of revenue. Included in accounts receivable at December 31, 2018 was $40,176 owed to the Company by the Dealer.

In addition, the Company previously subleased warehouse space from the Dealer that is separate and distinct from the location of the dealership, on the same terms as paid by the Dealer. This subleased facility serves as the northwestern regional distribution center for the Company.  The lease was terminated on June 30, 2018. For the year ended December 31, 2018, the Company paid $90,000 in rent under the sublease.

In connection with the NextGen acquisition, the Company entered into a Services Agreement (the "Services Agreement") with Halcyon Consulting, LLC ("Halcyon"), to provide development and support services to the Company. Mr. Kakarala currently serves as the Chief Executive Officer of Halcyon. Pursuant to the Services Agreement, the Company paid Halcyon hourly fees for specific services, set forth in the Services Agreement, and such fees may increase on an annual basis, provided that the rates were not higher than 110.0% of the immediately preceding year's rates. The Company reimbursed Halcyon for any reasonable travel and pre-approved out-of-pocket expenses in connection with its services to the Company. The Services Agreement was terminated on March 31, 2018. For the year ended December 31, 2018 the Company paid $54,159 under the Services Agreement.

As of December 31, 2019 and 2018, the Company had promissory notes of $370,556 and accrued interest of $23,731 and $7,939, respectively, due to Blue Flame, an entity controlled by a Denmar Dixon, a director of the Company. The promissory notes were issued in connection with the completion of the 2016 Private Placement on March 31, 2017. Interest expense on the promissory notes due to Blue Flame, for the years ended December 31, 2019 and 2018 was $183,286 and $143,987, respectively, which included debt discount amortization of $144,409 and $114,404, respectively. The interest was charged to interest expense in the Consolidated Statements of Operations. On October 30, 2018, an entity controlled by Mr. Dixon invested $243,000 in the Private Placement for 1,500 shares of Class B Common Stock. Joseph Reece, a member of the Company's Board of Directors at the time, individually invested $81,000 in the Private Placement for 500 shares of Class B Common Stock. These purchases were approved by the Company's Board of Directors in accordance with Rule 16b-3(d)(1) of the Exchange Act. Messrs. Dixon and Reece abstained from the Company's Board of Directors' vote in favor of the Private Placement.